Internet Earnings Portfolio	Series 01B [ 4/25/2001 - 4/30/2001 ] | cusip: 294712328
This Fund Series is closed, and no longer available for purchase. Fund Overview
As of May 15, 2001
Closing NAV: 1.01813	Previous Close: 1.02380	Change: -0.00567	% Change: -0.55382%

The Objective:
The Portfolio seeks capital appreciation by investing in a relatively fixed selection of common stocks in the Internet sector of the technology industry.

The Strategy:
The Internet Portfolio invests for about a year in leading companies from the Internet sector of the technology industry, including service providers, equipment/networking, software and e-commerce firms. Selected by the Defined Asset Funds Research Group, these companies are significant within the industry, providing computers, peripheral components, software and hardware to support Internet-related commerce and communications.

Offered By: This portfolio is offered by Merrill Lynch (NET01B), Salomon Smith Barney (NET01B), Morgan Stanley (NET01B); Special Dealer - UBS PaineWebberSM (NET01B).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.

The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Tuesday, May 15, 2001
Security	Symbol	Price	% of Portfolio
VeriSign, Inc.	VRSN	51.54	10.44
Internet Security Systems, Inc.	ISSX	50.99	9.85
CIENA Corporation	CIEN	55.44	8.47
TMP Worldwide Inc.	TMPW	48.42	8.30
AOL Time Warner, Inc.	AOL	50.75	8.05
Juniper Networks, Inc.	JNPR	53.15	7.79
VERITAS Software Corporation	VRTS	61.85	7.52
Mercury Interactive Corporation	MERQ	59.25	6.83
eBay, Inc.	EBAY	56.05	6.81
Siebel Systems, Inc.	SEBL	42.71	5.86
Check Point Software Technologies	CHKP	54.91	5.56
Amdocs Ltd.	DOX	60.86	5.50
i2 Technologies, Inc.	ITWO	19.95	4.79
Business Objects SA	BOBJ	32.49	4.25

Selection Methodology:

Defined Asset Funds Research Group selected stocks for their growth potential from the following sectors:

The Sectors
Internet Software Producers, we believe, will likely experience strong earnings growth as Internet Service Providers (ISPs) continually upgrade their services, new applications improve accessibility and companies outsource data-intensive operations such as billing.

Internet/Web Service Providers derive the bulk of their revenue from customers' monthly fees for Internet access and from online advertising fees. As the Internet experiences exceptional growth, it is changing the lives of millions of users and creating opportunities for creative service providers around the globe.

Internet Equipment/Networking firms are gearing up to meet the rising demand for faster and better Internet connectivity and the technologies that support it. Networking companies will benefit from the need to link geographically dispersed networks to a single infrastructure, and computer makers will continue to refine their products to become more user-friendly and economical.

e-Commerce/Business to Business (B2B) is still in its infancy, but may grow over the next two years as individuals and corporations continue to buy and sell products and services online. Improved transaction security has added to this remarkable growth.

Unlike for prior Portfolios, we do not presently anticipate offering a rollover to any subsequent portfolio. You may not exchange your units for units of other Defined Asset Funds.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.222% of net assets)	$2.20

Estimated Organization Costs	$2.80

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation and are willing to invest a portion of your equity portfolio in the Internet industry. You may benefit from this professionally selected and supervised portfolio.

The Portfolio generally is not appropriate for you if you are unwilling to tolerate the additional risk involved with an aggressive growth equity investment. It generally is not appropriate for investors seeking preservation of capital or current income, or who seek to invest in this Strategy for more than one year.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective.

This Portfolio may be subject to significant price volatility. It should not be considered a complete investment program; and generally is not appropriate for investors seeking capital preservation or current income.

This Portfolio consists entirely of stocks in the Internet industry. This industry is subject to special risks including intense competition and rapid obsolescence. Adverse developments in this industry or in particular stocks could affect the value of the Portfolio. It also contains foreign stocks which may involve special risks.

The price you receive when you sell may be more or less than your cost.

Internet stock prices can be extremely volatile as compared to other types of investments.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. The Portfolio is designed for investors who can assume the risks associated with equity investments.

This Fund should not be considered a complete investment plan.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

We will not seek to resell units we acquire in the secondary market, and may discontinue buying units without notice. This may affect the Portfolio's composition and could result in early termination of the Portfolio and higher per unit expenses.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested.

Please consult your tax advisor concerning state and local taxation.

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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley (Sponsor) | UBS PaineWebberSM (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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